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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                 April 18, 2002
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                Date of report (Date of earliest event reported)


                           First BancTrust Corporation
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             (Exact name of registrant as specified in its charter)


Delaware                             000-32535                    37-1406661
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(State or other jurisdiction    (Commission File Number)          (IRS Employer
of incorporation)                                            Identification No.)



206 South Central Avenue, Paris, Illinois                           61944
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(Address of principal executive offices)                           (Zip Code)


                                 (217) 465-6381
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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     (Former name, former address and former fiscal year, if changed since last report)


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ITEM 5.       OTHER EVENTS

         The Company's press release, dated April 18, 2002, announcing a new share repurchase program is attached to this Current Report on Form 8-K as
Exhibit 99.1. This press release is incorporated in this Item 5 by reference to
Exhibit 99.1.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits
              See Exhibit Index


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     FIRST BANCTRUST CORPORATION






    Date: April 18, 2002             By:  /s/ Terry J. Howard
                                          -------------------------------------
                                          President and Chief Executive Officer


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                                  EXHIBIT INDEX





Exhibit Number                                        Description
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99.1                                     Press Release dated April 18, 2002